UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

PLX Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25699	94-3008334
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

870 Maude Avenue
Sunnyvale, California    94085
(Address of principal executive offices including zip code)

(408) 774-9060
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN REPORT

Item 2. Acquisition or Disposition of Assets.

On May 24, 2004, pursuant to the Agreement and Plan of Reorganization, dated as of March 8, 2004, by and among PLX Technology, Inc., a Delaware corporation (the "Registrant"), NC Acquisition Sub, Inc., a California corporation ("Merger Sub"), NetChip Technology, Inc., a privately held California corporation ("NetChip") and Wei-Ti Liu as Shareholders' Agent (the "Merger Agreement"), the Registrant completed the merger of Merger Sub, a wholly-owned subsidiary of Registrant, with and into NetChip, with NetChip being the surviving corporation of the merger. The transaction was closed on May 24, 2004 and is being accounted for as a purchase transaction.

As consideration for the transaction and pursuant to the Merger Agreement, the Registrant will issue an aggregate of approximately 2.0 million shares of the Registrant's common stock in exchange for the outstanding shares of capital stock of NetChip, subject to the withholding of approximately 200,000 of such shares in escrow in accordance with the terms of the Merger Agreement. At the effective time of the merger, options to purchase shares of NetChip common stock were converted into options to purchase an aggregate of approximately 126,000 shares of the Registrant's common stock based upon the conversion factor set forth in the Merger Agreement with an adjustment to their respective exercise prices. Additional consideration of the Registrant's common stock with a maximum aggregate value of approximately $10 million may be paid out under certain provisions of the Merger Agreement approximately one year after this closing of the transaction.

Pursuant to a registration rights agreement entered into in connection with the Merger Agreement, the Registrant will file a shelf registration statement on Form S-3 to enable the sale into the public market of the Registrant's common stock issued in the transaction.

A copy of the Merger Agreement was attached as Exhibit 2.1 to our Form 8-K, dated March 7, 2004, and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to such exhibit.

A copy of the press release, dated May 25, 2004, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  Financial Statement of Business Acquired.

Financial statements required by this item and by item 7(b) shall be filed not later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

  Pro Forma Financial Information

  See response to Item 7(a).

  Exhibits

The Exhibit Index appearing on page 4 is incorporated herein by reference.

EXHIBIT INDEX
Exhibit Number	Description

2.1

Agreement and Plan of Reorganization dated March 8, 2004 by and among PLX Technology, Inc., NC Acquisition Sub, Inc., NetChip Technology, Inc. and Wei-Ti Liu as Shareholders' Agent. (Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K, dated March 9, 2004).

99.1	Press Release dated May 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By: /s/ Michael J. Salameh
Michael J. Salameh
President

Dated: May 25, 2004

INDEX TO EXHIBITS

Exhibit	Description
99.1*	Press release dated May 25, 2004

*    Also provided in PDF format as a courtesy.